Dreyfus Variable
Investment Fund,
Limited Term
High Income Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                              Dreyfus Variable Investment Fund,
                                             Limited Term High Income Portfolio
                                                                  The Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Limited Term High Income Portfolio, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Roger King, the portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past year was challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds' interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

While U.S. Treasury and agency securities declined sharply in this environment during 1999, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Limited Term High Income Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Roger King, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Limited Term High Income Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, the portfolio achieved a total return of -1.54% .(1) This compares to a 2.51% return for the portfolio's benchmark, the Merrill Lynch High Yield Master II Index for the same period.(2)

Because of its restricted maturity and duration (a measure of sensitivity to changing interest rates) , we also gauge the portfolio's performance against a shorter term measure: a Customized Limited Term High Yield Index, which achieved a 5.23% return for the period.(3) This blended index is composed of four shorter term sub-indices of the Merrill Lynch High Yield Master II Index.

We attribute the portfolio's relative underperformance primarily to the average credit rating of the portfolio. A significant portion of our holdings are rated B or below. However, the market's strength was concentrated in higher quality credits within the high yield market as investors generally avoided credit risk

What is the portfolio's investment approach?

The portfolio seeks to maximize total return, consisting of capital appreciation and current income, by investing in high yield, fixed-income securities rated, when purchased, below investment grade or the unrated equivalent as determined by Dreyfus. We limit the average effective portfolio maturity to four years or less and the average portfolio duration to three-and-a-half years or less.

Issuers of below investment-grade securities may be in early stages of development or may have highly leveraged balance sheets. To compensate buyers for taking greater risk, these companies typically offer higher yields than those offered by more highly rated firms.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Our approach to selecting individual issues is based on careful credit analysis. We analyze the business, management and financial strength of the companies whose bonds we buy, and then project each issuer's ability to repay its debt.

What other factors influenced the portfolio's performance?

As 1999 began, it quickly became apparent that fears of economic weakness in overseas markets were largely unfounded. The troubled economies of Japan and Southeast Asia strengthened while the U.S. economy barreled ahead. In this environment, the high yield market recovered from the steep drop it experienced in late 1998, outperforming most other fixed-income market segments over the first three months of 1999. This recovery, however, proved short-lived as lack of investor demand brought negative returns back to the high yield market.

Investor sentiment quickly shifted away from concerns that the economy might slow to fears it might grow too quickly. As a result of concerns that unsustainable economic growth might reignite inflationary pressures, the Federal Reserve Board increased short-term interest rates three times during the summer and fall. In response to these rate hikes, the fixed-income market experienced a general decline.

While the decline of the high yield market has not been as precipitous as was the drop in the October 1998 financial crisis, it has been just as deep. A major force driving the decline was concern over year-end liquidity issues during the transition from 1999 to 2000. In anticipation of Y2K problems that ultimately proved to be overblown, investors stepped up redemptions of high yield mutual funds, and fund managers sold securities in order to have more cash on hand in anticipation of potential further redemptions. At the same time, to a large extent institutional investors stopped buying and selling high yield securities, further reducing liquidity. This created a market in which a large supply of high yield issues was met with weak demand. In such a market, prices inevitably decline.


Other factors have continued to pressure the high yield market. The threat of higher interest rates has had a negative influence on investor psychology throughout the entire bond market. Default rates have risen, as some bonds issued in 1997 and 1998 have not met interest payments. While it is difficult to quantify, many investors who have traditionally participated in the high yield market appear to have lost interest, finding other types of investments that they consider more appealing. As a result, the net flow of money into high yield mutual funds has turned negative for the first time since 1994.

What is the portfolio's current strategy?

We have continued our efforts to restructure the portfolio with the current high yield market environment in mind. First, we are shortening the portfolio's effective maturity and duration. Second, our focus on bonds rated double-B has improved the portfolio' s credit quality. Third, we have continued to focus on defensive sectors -- such as broadcasting and entertainment -- that historically have been less volatile in various economic environments. These steps are designed to help us lessen performance volatility.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX INCLUDING ALL DOMESTIC AND YANKEE HIGH YIELD BONDS WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE MERRILL LYNCH HIGH YIELD MASTER INDEX II. THESE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS,
(II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B", THE PORTFOLIO CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Limited Term High Income Portfolio with the Merrill Lynch High Yield Master II Index and a Customized Limited Term High Yield Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO ON 4/30/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN TWO DIFFERENT INDICES: (1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX AND (2) THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX WHICH HAS BEEN CONSTRUCTED BY THE DREYFUS CORPORATION. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED 3-5 YEARS, AND (IV) B-RATED 3-5 YEARS. UNLIKE THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B", THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D".

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/99

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                                      4/30/97            (1.54)%            3.01%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                        The Portfolio


STATEMENT OF INVESTMENTS

December 31, 1999

                                                                                              Principal
BONDS AND NOTES--88.0%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--6.4%

AM General, Ser. B,

   Sr. Notes, 12.875%, 2002                                                                     456,000                  409,260

Airplanes Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                                               3,000,000                2,596,830

Atlantic Coast Airlines,

  Gtd. Pass-Through Ctfs.,

   Ser. 1977-1D, 7.97%, 2000                                                                     84,901  (a)              84,956

Burke Industries,

   Sr. Notes, 9.881%, 2007                                                                      500,000  (b)             192,500

Midway Airlines,

  Gtd. Pass-Through Ctfs.,

   Ser. 1998-1, Cl. D, 8.86%, 2003                                                            1,000,000  (a)             981,945

                                                                                                                       4,265,491

AUTOMOTIVE--4.5%

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                   1,500,000                1,464,375

Hayes Lemmerz International,

   Sr. Sub. Notes, 11%, 2006                                                                  1,000,000                1,050,000

Penda, Ser. B,

   Sr. Notes, 10.75%, 2004                                                                      500,000                  480,000

                                                                                                                       2,994,375

BROADCASTING--4.2%

Lin Holdings,

   Sr. Discount Notes, 0/10%, 2008                                                            1,000,000  (c)             678,750

Paxson Communications,

   Sr. Sub. Notes, 11.625%, 2002                                                              2,000,000                2,090,000

                                                                                                                       2,768,750

CABLE TELEVISION--6.2%

Adelphia Communications:

   Sr. Discount Notes, 0%, 2003                                                               1,500,000                1,080,000

   Sr. Notes, 9.25%, 2002                                                                     1,000,000                1,000,000

Diamond Cable Communications,

   Sr. Discount Notes, 0/11.75%, 2005                                                         1,000,000  (c)             950,000

Pegasus Communications, Ser. A,

   Sr. Sub. Notes, 12.5%, 2007                                                                1,000,000  (a)           1,095,000

                                                                                                                       4,125,000

CASINOS & GAMING--.8%

Players International,

   Sr. Notes, 10.875%, 2005                                                                     500,000                  527,500


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS--2.0%

ISP Holdings, Ser. B,

   Sr. Notes, 9.75%, 2002                                                                     1,328,000                1,336,300

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.4%

GS Mortgage Securities II,

   Ser. 1999-FL2A, Cl. G, 8.549%, 2013                                                        1,000,000  (a,b)           924,940

CONSTRUCTION--1.5%

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                  2,000,000  (d)           1,005,000

CONSUMER--7.1%

BPC Holding, Ser. B,

   Sr. Secured Notes, 13.25%, 2006                                                              533,000  (b)             514,345

Coinmachine, Ser. D,

   Sr. Notes, 11.75%, 2005                                                                      500,000                  517,500

Hosiery Corp. of America,

   Sr. Sub. Notes, 13.75%, 2002                                                               1,000,000                1,045,000

Sharp Do Brazil,

   Medium-Term Notes, 9.625%, 2000                                                            1,500,000  (d,e)           228,750

Southland,

   Deb., 5%, 2003                                                                             1,750,000                1,509,375

Sweetheart Cup,

   Sr. Sub. Notes, 9.625%, 2000                                                                 900,000                  895,500

                                                                                                                       4,710,470

ENTERTAINMENT--4.2%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                                  3,000,000                2,752,500

FINANCIAL--4.8%

AmeriCredit,

   Sr. Notes, 9.25%, 2004                                                                     1,000,000                1,003,750

Reliance Group Holdings:

   Sr. Notes, 9%, 2000                                                                        2,000,000                1,775,000

   Sr. Sub. Deb., 9.75%, 2003                                                                   500,000                  391,250

                                                                                                                       3,170,000

FOOD & BEVERAGES--5.9%

CKE Restaurants,

   Conv. Sub. Deb., 4.25%, 2004                                                                 763,000                  408,205

Chiquita Brands International,

   Conv. Sub. Deb., 7%, 2001                                                                    800,000                  624,000

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                      180,000                  108,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGES (CONTINUED)

Pilgrims Pride,

   Sr. Sub. Notes, 10.875%, 2003                                                                500,000                  507,500

Sun World International, Ser. B,

   First Mortgage, 11.25%, 2004                                                               2,230,000                2,285,750

                                                                                                                       3,933,455

FOREST PRODUCTS--5.3%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                                               3,730,000                3,487,550

HEALTH CARE--.5%

Eye Care Centers of America,

  Floating Interest Rate Sub. Term

   Securities, 10.114%, 2008                                                                    500,000  (b)             352,500

INDUSTRIAL--4.1%

Applied Extrusion Technology, Ser. B,

   Sr. Notes, 11.5%, 2002                                                                       750,000                  772,500

Atlantis Group,

   Sr. Notes, 11%, 2003                                                                         745,000                  748,725

Oregon Steel Mills,

   First Mortgage, 11%, 2003                                                                  1,125,000                1,172,812

                                                                                                                       2,694,037

METALS--.7%

Renco Metals,

   Sr. Notes, 11.5%, 2003                                                                       560,000                  473,200

REAL ESTATE--3.9%

Meditrust:

   Medium-Term Notes, 7.77%, 2002                                                             1,500,000                1,236,974

   Notes, 7.375%, 2000                                                                          500,000                  472,836

Rockefeller Center Properties,

   Conv. Deb., 0%, 2000                                                                       1,000,000                  840,000

                                                                                                                       2,549,810

RETAIL--2.9%

Cafeteria Operators

  (Gtd. by Furrs/Bishops Specialty Group),

   Sr. Secured Notes, 12%, 2001                                                               1,000,000                  995,000

Petro Stopping Centers/Financial,

   Sr. Notes, 10.5%, 2007                                                                     1,000,000                  932,500

                                                                                                                       1,927,500

SUPERMARKETS--.2%

Pathmark Stores,

   Notes, 10.75%, 2003                                                                        1,000,000                  125,000


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS/CARRIERS--7.1%

Hermes Europe Railtel,

   Sr. Notes, 11.5%, 2007                                                                     2,000,000                2,070,000

MJD Communications,

   Floating Rate Notes, 10.321%, 2008                                                         1,000,000  (b)             936,500

Qwest Communications International, Ser. B,

   Sr. Notes, 10.875%, 2007                                                                   1,500,000                1,687,500

                                                                                                                       4,694,000

TEXTILES--.7%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                      500,000                  467,500

Texfi Industries,

   Sr. Sub. Deb., 8.75%, 2000                                                                   500,000  (d)              20,000

                                                                                                                         487,500

TRANSPORTATION--7.3%

Eletson Holdings,

   First Pfd. Ship Mortgage, 9.25%, 2003                                                        500,000                  462,500

International Shipholding,

   Sr. Notes, 9%, 2003                                                                        1,750,000                1,706,250

MTL, Ser. B,

  Floating Interest Rate Sub. Term

   Securities, 10.931%, 2006                                                                  2,000,000  (b)           1,787,500

Union Pacific,

   Sub. Deb, 5.5%, 2033                                                                       1,315,000                  912,232

                                                                                                                       4,868,482

WIRELESS COMMUNICATIONS--6.3%

Comunicacion Celular,

   Sr. Discount Notes, 0/14.125%, 2005                                                          500,000  (a,c)           240,000

Microcell Telecommunications, Ser. B,

   Sr. Discount Notes, 0/14%, 2006                                                            1,000,000  (c)             887,500

Orion Network Systems,

   Sr. Discount Notes, 0/12.5%, 2007                                                          4,500,000  (c)           2,092,500

WinStar Communications,

   Sr. Discount Notes, 0/14%, 2005                                                            1,000,000  (c)             975,000

                                                                                                                       4,195,000

TOTAL BONDS AND NOTES

   (cost $69,036,439)                                                                                                 58,368,360

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS--.0%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT

Discovery Zone (warrants)

   (cost $120,000)                                                                                2,000  (a,f)                 2
------------------------------------------------------------------------------------------------------------------------------------


PREFERRED STOCKS--1.0%
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING

Newscorp Overseas, Ser. A,

  Cum., $2.15625

   (cost $819,075)                                                                               32,600                  700,900
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--11.8%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

4.25%, 1/13/2000                                                                              2,527,000                2,523,740

4.97%, 3/30/2000                                                                              5,360,000                5,293,161

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,817,530)                                                                                                   7,816,901
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $77,793,044)                                                             100.8%               66,886,163

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.8%)                (528,936)

NET ASSETS                                                                                       100.0%               66,357,227

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
     1999, THESE SECURITIES AMOUNTED TO $3,326,843 OR 5.0% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(D)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 10/30/2005.

(F)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                              Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  77,793,044  66,886,163

Dividends and interest receivable                                     1,640,242

Prepaid expenses and other assets                                        16,231

                                                                     68,542,636
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            41,379

Cash overdraft due to Custodian                                       1,976,649

Payable for shares of Beneficial Interest redeemed                      141,420

Accrued expenses                                                         25,961

                                                                      2,185,409
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       66,357,227
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      82,874,635

Accumulated undistributed investment income--net                        219,262

Accumulated net realized gain (loss) on investments                 (5,829,789)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                          (10,906,881)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      66,357,227
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 6,353,026

NET ASSET VALUE, offering and redemption price per share ($)              10.44

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                             8,725,787

Cash dividends                                                         306,701

TOTAL INCOME                                                         9,032,488

EXPENSES:

Investment advisory fee--Note 3(a)                                     516,571

Interest expense--Note 2                                                82,841

Professional fees                                                       29,413

Prospectus and shareholders' reports                                    16,988

Custodian fees--Note 3(a)                                                9,696

Trustees' fees and expenses--Note 3(b)                                   1,113

Shareholder servicing costs                                                248

Miscellaneous                                                            9,260

TOTAL EXPENSES                                                         666,130

INVESTMENT INCOME--NET                                               8,366,358
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (5,298,109)

Net unrealized appreciation (depreciation) on investments          (3,996,453)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (9,294,562)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (928,204)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended December 31,
                                                  ------------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,366,358            6,174,286

Net realized gain (loss) on investments       (5,298,109)            (536,867)

Net unrealized appreciation (depreciation)
   on investments                             (3,996,453)          (6,905,509)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (928,204)          (1,268,090)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (8,228,436)          (6,120,447)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  13,764,126           61,513,865

Dividends reinvested                            8,228,436            6,120,210

Cost of shares redeemed                      (29,897,132)          (8,281,472)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (7,904,570)           59,352,603

TOTAL INCREASE (DECREASE) IN NET ASSETS      (17,061,210)           51,964,066
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            83,418,437           31,454,371

END OF PERIOD                                  66,357,227           83,418,437

Undistributed investment income--net              219,262               81,340
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,189,786            4,799,002

Shares issued for dividends reinvested            748,768              496,410

Shares redeemed                               (2,657,203)            (665,555)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (718,649)            4,629,857

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                              Year Ended December 31,
                                                                                     ----------------------------------------
                                                                                      1999            1998            1997a
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.80          12.88            12.50

Investment Operations:

Investment income--net                                                                 1.21           1.14              .78

Net realized and unrealized gain (loss) on investments                                (1.38)         (1.08)             .41

Total from Investment Operations                                                       (.17)           .06             1.19

Distributions:

Dividends from investment income--net                                                 (1.19)         (1.14)            (.77)

Dividends from net realized gain on investments                                          --            --              (.04)

Total Distributions                                                                   (1.19)         (1.14)            (.81)

Net asset value, end of period                                                        10.44          11.80            12.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                      (1.54)           .29            14.27(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                       .73            .77              .89(b)

Ratio of interest expense to average net assets                                         .11            .32              .20(b)

Ratio of net investment income to average net assets                                  10.53          10.10            10.27(b)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                        --            --               .05(b)

Portfolio Turnover Rate                                                               52.08          50.18            37.98(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                66,357         83,418            31,454

(A)  FROM APRIL 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B)  ANNUALIZED

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Limited Term High Income Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments

                                                            The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $14,660 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


The portfolio has an unused capital loss carryover of approximately $5,771,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $454,000 of the carryover expires in fiscal 2006 and $5,317,000 expires in fiscal 2007.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 1999 was approximately $1,550,000, with a related weighted average annualized interest rate of 5.34%.

NOTE 3--Investment Advisory Fee and Other Transactions  With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 1999 through December 31, 1999 to reduce the investment advisory fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, and extraordinary expenses, exceeded an annual rate of 1% of the value of the portfolio's average daily net assets. No expense reimbursement was required for the period ended December 31, 1999.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $38 pursuant to the transfer agency agreement.

The  portfolio compensates Mellon under a custody agreement to provide custodial
services  for  the  portfolio.   During  the period ended December 31, 1999, the
portfolio was charged  $9,696 pursuant to the custody agreement.

(b) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds ("Fund Group") within the Dreyfus complex. Effective
January 1, 2000, for their participation as a trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $38,967,741 and $50,543,978, respectively.

At December 31, 1999, accumulated net unrealized depreciation on investments was $10,906,881, consisting of $74,384 gross unrealized appreciation and $10,981,265 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Limited Term High Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Limited Term High Income Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999, and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Limited Term High Income Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

The portfolio also designates 3.71% of the ordinary dividend paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.


NOTES

                        For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Limited Term
                        High Income Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  156AR9912